SUPPLEMENT TO THE
FIDELITY TAX MANAGED STOCK FUND
   DECEMBER 24, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 16.

   J. GARY BURKHEAD (58), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

   E. BRADLEY JONES (72), Trustee. Prior to his retirement in 1984,
Mr. Jones was Chairman and Chief Executive Officer of LTV     Steel
Company. He is a Director of TRW Inc. (automotive, space, defense, and information technology), CSX Corporation (freight transportation), Birmingham Steel Corporation (producer of steel and steel products), and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining, 1985-1997), and as a Trustee of First Union Real Estate Investments (1986-1997). In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

   RICHARD A. SILVER (53), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 16.

   NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   WILLIAM O. McCOY (66), Trustee (1997), is the Interim Chancellor for the University of North Carolina at Chapel Hill. Previously he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 16.

   ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 16.

   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended October 31, 1999, or calendar year ended December 31, 1998, as applicable.


COMPENSATION TABLE



Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Tax Managed StockB           Fund Complex*,A

Edward C. Johnson 3d**       $ 0                          $ 0

Abigail P. Johnson**         $ 0                          $ 0

Ralph F. Cox                 $ 11                         $ 223,500

Phyllis Burke Davis          $ 11                         $ 220,500

Robert M. Gates              $ 11                         $ 223,500

E. Bradley Jones****         $ 11                         $ 222,000

Donald J. Kirk               $ 11                         $ 226,500

Ned C. Lautenbach***         $ 2                          $ 0

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy             $ 11                         $ 223,500

Gerald C. McDonough          $ 14                         $ 273,500

Marvin L. Mann               $ 11                         $ 220,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 11                         $ 223,500



   * Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

   ** Interested Trustees of the fund and Ms. Johnson are compensated by FMR.

   *** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board.
Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

   **** Mr. Jones served on the Board of Trustees through December 31,
1999.

   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy,
$55,039.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 23.

   AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.